Putnam
Ohio
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1998

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Fund highlights

* "Your fund continues to deliver the result it set out to achieve: a reliable stream of income exempt from federal and state income taxes along with relatively low share price volatility."

                                  -- Jerome J. Jacobs, manager
                                     Putnam Ohio Tax Exempt Income Fund

* "Municipals are one of the few cheap sectors of the bond market."

                                  --  BusinessWeek, June 15, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam Ohio Tax Exempt Income Fund's fiscal year that closed on May 31, 1998.

I am pleased to inform you that Jerome J. Jacobs has been named the manager of your fund. Jerry, who joined Putnam in 1996, is also chief investment officer of the Tax-Exempt Fixed-Income Group. He was previously with the Vanguard Group of Investment Companies and Butcher and Singer and has 18 years of investment experience.

In the following report, Jerry discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to Ohio, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Jerome J. Jacobs

Municipal bond securities are in the midst of a renaissance. With yields currently equal to about 90% of the yields on long-term Treasuries, tax-free securities offer some of the best values in today's fixed-income markets. Furthermore, they are attracting an increasing number of investors who are concerned by the current volatility in the world's stock markets. This heightened interest is driving tax-exempt prices up in spite of record levels of new issuance.

Putnam Ohio Tax Exempt Income Fund made the most of this environment, ending its fiscal year on May 31, 1998, with a total return of 8.35% at net asset value for class A shares (3.18% at public offering price). Performance for other shares and over longer periods is detailed beginning on page 9.

* HISTORIC VALUE IN MUNICIPAL MARKET

Interest rates generally trended down during the period with the bellwether 30-year Treasury bond falling to below 6% in December. The fixed-income market sold off sharply late in April, when the Federal Reserve Board suggested the possibility of raising short-term interest rates in the coming months. While the situation in Asia is widely expected to have a slowing effect on the pace of the U.S. economy, the jobless rate has reached a 28-year low, the reason behind the Fed's contemplation of an interest-rate increase to defuse the potential for higher wages and prices.

By the close of the fund's fiscal year, however, the Fed had refrained from taking any action. Interest rates remain lower than they would normally be expected to be at this point in the economic cycle. A flight to quality by foreign investors, who are buying U.S. Treasuries to avoid the turmoil in the Pacific Rim, is helping to keep interest rates (and thus bond yields) lower -- doing much of the Fed's work for it.

Despite the relative calm that has fallen over the $1.3 trillion municipal bond market, prices on tax-exempt securities have become especially attractive relative to Treasury securities, a condition that hasn't existed since the flat-tax scare of 1996. Municipal bonds (as represented by 30-year insured municipals) are offering almost 90% of the yields of long-term Treasury bonds. A more normal level is 84%.

In this quieter field, well-valued opportunities are increasingly difficult to find, but your fund continues to deliver the result it set out to achieve: a reliable stream of income exempt from federal and state income taxes along with relatively low share price volatility.

So far, 1998 has been most notable for the huge supply of municipal bonds coming to market, including the sale of the largest municipal bond issuance in history -- $3.4 billion by the Long Island Power Authority. At its peak in March, overall issuance was running approximately 90% above the supply brought to market by this time last year. Bargain prices have maintained investors' interest and enabled demand to keep pace with supply.

* ACTIVE RESEARCH UNCOVERS WINNING CREDITS

Careful security selection and in-depth credit analysis are fundamental to the fund's investment strategy, particularly as we attempt to discover better value in bonds that carry ratings below investment grade. These are the bonds that can add tremendously to the fund's income level. But they also mean greater credit risk and require the most meticulous research efforts. The fund's health-care holdings, at 22.3% of net assets, remain a significant weighting.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care           22.3%

Housing               12.1%

Education             12.1%

Transportation         9.9%

Water and sewer        6.9%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

In today's low interest-rate environment, we are drawn to the above-market yields offered by hospital bonds rated Baa or higher within the investment-grade universe. Overall our outlook on the health-care sector remains favorable. Balance sheets are solid, resulting in what we believe will be far more credit rating upgrades than downgrades. Despite a reduction in Medicare payments mandated by the federal Balanced Budget Act of 1997, states are managing to cover the shortfall with income from higher tax receipts rather than by terminating programs. Community Hospital of Bedford and Hamilton County Health Systems exemplify our strategy here. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* PREREFUNDINGS CONTINUE TO ENHANCE FUND PERFORMANCE

Over the fiscal year, prerefundings continued to make a healthy contribution to your fund's performance and portfolio quality. A prerefunding occurs when inflation and interest rates are low enough to encourage a municipality to refinance its higher-interest bonds. This is accomplished by issuing enough new bonds to pay off the original issues at the first call date or maturity. Proceeds from the new issue in an amount sufficient to pay off the entire original issue are invested in an escrow fund made up of U.S. government obligations. Because of the safety of principal represented by the government securities, the older bonds generally are considered to have the quality of Aaa-rated bonds once the escrow fund is established. Upgrades by the rating agencies will typically follow.

[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

VMIGI -- 2.6%

Baa/BBB -- 19.1%

Ba/BB -- 9.2%

Aaa -- 56.7%

Aa -- 6.4%

A -- 6.0%

Footnote reads:
* As a percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Another way of providing shareholders with the best value is to improve the call risk within the fund. With interest rates hovering around a 20-year low, budget-minded issuers continue to call in their higher-yielding bonds, many of which were issued during the late 1980s and early 1990s, and issue new bonds at today's lower rates. Thus, investing in noncallable bonds and bonds with distant call dates improves the fund's prospects of maintaining a competitive, sustainable level of income.

Investing in Ohio's housing market remains attractive. The solid economy and strong real estate markets are reducing delinquency rates and foreclosure losses of single family housing. Given the relatively low interest rates on mortgages for new issue single family bonds, the likelihood of prepayment is considerably less than with older, higher interest bearing issues. Supply-and-demand dynamics remain favorable, despite an increase in single family issuance -- the result of higher demand for mortgages with today's lower interest rates.

* CHALLENGING MARKET WARRANTS VIGILANCE AND CAUTIOUS OPPORTUNISM

Concern over continuing financial turmoil in Asia and other emerging markets should keep U.S. interest rates low for the foreseeable future. Eventually the good times may give way to slightly higher inflation, and so we currently plan to continue to manage the portfolio with a conservative mindset. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. We continue to believe that a cautious strategy will produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state taxes consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                             Class A         Class B          Class M
(inception date)            (10/23/89)      (7/15/93)        (4/3/95)
                           NAV     POP     NAV     CDSC     NAV     POP
------------------------------------------------------------------------
1 year                    8.35%   3.18%   7.65%    2.65%   7.90%   4.42%
------------------------------------------------------------------------
5 years                  32.76   26.47   28.27    26.27   30.83   26.62
Annual average            5.83    4.81    5.11     4.78    5.52    4.83
------------------------------------------------------------------------
Life of fund             83.07   74.45   71.64    71.64   77.20   71.49
Annual average            7.28    6.68    6.48     6.48    6.88    6.47
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                              Lehman Bros.
                               Municipal             Consumer
                               Bond Index          Price Index
------------------------------------------------------------------------
1 year                           9.39%                 1.69%
------------------------------------------------------------------------
5 years                         38.53                 12.90
Annual average                   6.74                  2.46
------------------------------------------------------------------------
Life of fund                    96.00                 29.62
Annual average                   8.16                  3.07
------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
10/23/89

Plot Points

                  Lehman Bros.                    Fund's class A
                Municipal Bond    Consumer Price     shares at
Date                Index             Index             POP

10/23/89            10,000            10,000           9,529
5/31/90             10,453            10,287           9,814
5/31/91             11,506            10,796          10,706
5/31/92             12,636            11,122          11,739
5/31/93             14,149            11,480          13,141
5/31/94             14,241            11,727          13,387
5/31/95             15,542            12,101          14,464
5/31/96             16,253            12,451          14,941
5/31/97             17,600            12,728          16,144
5/31/98             19,600            12,962          17,445

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,164 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,720 ($17,149 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                             Class A          Class B          Class M
------------------------------------------------------------------------
Distributions (number)         12               12               12
------------------------------------------------------------------------
Income                     $0.465697        $0.405188        $0.438006
------------------------------------------------------------------------
Capital gains1                 --               --               --
------------------------------------------------------------------------
  Total                    $0.465697        $0.405188        $0.438006
------------------------------------------------------------------------
Share value:              NAV     POP           NAV         NAV     POP
------------------------------------------------------------------------
5/31/97                 $8.99    $9.44         $8.98       $9.00   $9.30
------------------------------------------------------------------------
5/31/98                  9.26     9.72          9.25        9.26    9.57
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2   5.10%    4.86%         4.45%       4.80%   4.64%
------------------------------------------------------------------------
Taxable equivalent3      9.10     8.67          7.94        8.56    8.28
------------------------------------------------------------------------
Current 30-day
SEC yield4               5.06     4.82          4.41        4.78    4.63
------------------------------------------------------------------------
Taxable equivalent3      9.03     8.60          7.87        8.53    8.26
------------------------------------------------------------------------

 1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

 2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

 3Assumes maximum 43.95% combined federal and state tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.

 4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                       Class A             Class B            Class M
(inception date)     (10/23/89)           (7/15/93)          (4/3/95)
                    NAV       POP       NAV      CDSC      NAV       POP
------------------------------------------------------------------------
1 year             7.37%     2.28%     6.68%     1.68%     7.05%    3.62%
------------------------------------------------------------------------
5 years           31.11     24.85     26.75     24.78     29.20    24.93
Annual average     5.57      4.54      4.86      4.53      5.26     4.55
------------------------------------------------------------------------
Life of fund      83.40     74.77     71.87     71.87     77.48    71.76
Annual average     7.24      6.64      6.44      6.44      6.83     6.43
------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for rates payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended May 31, 1998

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
RAN         -- Revenue Anticipation Notes
VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES  (101.8%) (a)
PRINCIPAL AMOUNT                                                                 RATINGS(RAT)           VALUE

Ohio  (90.2%)
-------------------------------------------------------------------------------------------------------------
         $  1,000,000  Akron, G.O. Bonds, 6s, 12/1/12                             AA-          $    1,120,000
              875,000  Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/13            Aaa                 988,750
              100,000  Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                         Rev. Bonds, FHA Insd., 7.9s, 8/1/03                      A                   116,125
            1,805,000  Bedford, Hosp. Impt. Rev. Bonds
                         (Bedford Cmnty. Hosp. Inc.), 8 1/2s, 5/15/09             AAA/P             1,956,169
            1,500,000  Brecksville-Broadview Heights, City School Dist.
                         G.O. Bonds, FGIC, 6 1/2s, 12/1/16                        Aaa               1,702,500
            5,000,000  Butler Cnty., Hosp. Impt. Rev. Bonds
                         (Fort Hamilton-Hughes), 7 1/2s, 1/1/10                   Baa3              5,481,250
            1,250,000  Cincinnati, Student Loan Funding Corp. Rev.
                         Bonds, Ser. B, 8 7/8s, 8/1/08                            BBB/P             1,325,000
            5,000,000  Cleveland, Arpt. Rev. Bonds
                         (Continental Airlines, Inc.), 5 3/8s, 9/15/27            Ba2               4,843,750
                       Cleveland, City School Dist. G.O. Bonds
              900,000    9s, 12/1/08                                              Aaa                 940,959
            2,500,000    8 1/4s, 12/1/08                                          Aaa               2,887,500
            1,000,000    AMBAC, 7.35s, 12/1/08                                    Aaa               1,037,750
            1,350,000  Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                         (Rock & Roll Hall of Fame), 5.2s, 12/1/03                BBB-/P            1,387,125
                       Cleveland, G.O. Bonds
            1,255,000    MBIA, 5 3/4s, 8/1/15                                     Aaa               1,378,931
            1,000,000    MBIA, 5 3/4s, 8/1/14                                     Aaa               1,097,500
            2,000,000    MBIA, 5 3/4s, 8/1/11                                     Aaa               2,207,500
            2,500,000  Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12         BB/P              2,915,625
                       Cleveland Urban Renewal Increment Rev. Bonds
                         (Rock & Roll Hall of Fame)
            1,900,000    6 3/4s, 3/15/18                                          BBB-/P            2,035,375
            2,000,000    6 5/8s, 3/15/11                                          BBB-/P            2,140,000
                       Cleveland, Waterworks 1st Mtge. Rev. Bonds
            2,000,000    Ser. F-92A, AMBAC, 6 1/2s, 1/1/21                        Aaa               2,192,500
            7,950,000    Ser. G, MBIA, 5 1/2s, 1/1/13                             Aaa               8,605,875
            1,000,000  Clyde, Elec. Syst. Mtge. Rev. Bonds,
                         Ser. B, 8 3/8s, 11/15/14                                 BB+/P             1,028,320
            5,050,000  Cuyahoga Cnty., Hosp. Rev. Bonds
                         (Cleveland-Fairview Gen. Hosp. &
                         Lutheran Med. Ctr.), MBIA, 6 1/4s, 8/15/10               Aaa               5,498,188
            4,500,000  Dayton, Fac. Rev Bonds (Emery Air Freight),
                         Ser. A, 5 5/8s, 2/1/18                                   BBB               4,618,125
            1,300,000  Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                  Aa                1,519,375
            2,000,000  Evendale, Indl. Dev. VRDN (Real Estate Inc.),
                         3.7s, 9/1/15                                             P-1               2,000,000
            1,300,000  Franklin Cnty., Convention Fac. Auth. Tax &
                         Lease RAN,, MBIA, 7s, 12/1/19                            Aaa               1,417,000
                       Franklin Cnty., Hlth. Care Fac. Rev. Bonds
            2,480,000    (Holy Cross Hlth. Syst.), 5 7/8s, 6/1/21                 Aa3               2,641,200
            1,750,000    (Friendship Dublin), 5 5/8s, 11/1/22                     BBB+/P            1,758,750
            1,500,000    (OH Presbyterian Svcs.), 5 1/2s, 7/1/21                  BBB-/P            1,475,625
              700,000  Hamilton Cnty., Elec. Syst. Mtge. Rev. Bonds,
                         Ser. B, FGIC, 8s, 10/15/22                               Aaa                 724,808
            2,750,000  Hamilton Cnty., Hlth. Syst. Rev. Bonds
                         (Providence Hosp.), 6 7/8s, 7/1/15                       Baa1              2,956,250
            5,000,000  Hamilton Cnty., Sales Tax Rev. Bonds
                         (Hamilton Cnty. Football), Ser. B, MBIA,
                         5s, 12/1/27                                              Aaa               4,887,500
            1,800,000  Huran Cnty., Human Svcs. Rev. Bonds, MBIA,
                         6.55s, 12/1/20                                           Aaa               2,180,250
            1,320,000  Kirtland G.O. Bonds, AMBAC, 7 1/2s, 12/1/16                Aaa               1,478,400
              352,524  Lake Cnty. Indl. Dev. Rev. Bonds
                         (Madison Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14         A-/P                372,576
            1,000,000  Lakota, Local School Dist. Rev. Bonds,
                         AMBAC, 7s, 12/1/10                                       Aaa               1,225,000
              808,881  Logan Cnty., Indl. Dev. Rev. Bonds
                         (Indian Lake Hlth.), FHA Insd., 12s, 3/15/14             AAA/P               882,911
            1,910,000  Lorain Cnty., Elderly Hsg. Corp. Multi-Fam.
                         Rev. Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s,
                         7/15/19                                                  A                 1,995,950
                       Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
            1,500,000    7.3s, 12/15/14                                           BB-/P             1,633,125
            1,750,000    7 1/8s, 12/15/18                                         BB-/P             1,892,188
            5,325,000  Lorain Cnty., Hosp. Rev. Bonds (EMH Regl.
                         Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                       Aaa               6,416,625
            3,100,000  Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                         8 1/2s, 7/1/11                                           Baa3              3,522,375
            1,000,000  Lucas Cnty., Hlth. Fac. VRDN (Lutheran
                         Homes Society), 3.9s, 11/1/19                            A-1+              1,000,000
                       Marion Cnty., Hlth. Care Fac. Rev. Bonds
                         (United Church Homes)
              460,000    8 7/8s, 12/1/12                                          AAA/P               506,000
            4,000,000    6 3/8s, 11/15/10                                         BBB-              4,265,000
            2,000,000    6.3s, 11/15/15                                           BBB-              2,105,000
            1,205,000  Massillon Rev. Bonds (Lincoln Ctr. Phase II),
                         AMBAC, 6.95s, 12/1/10                                    Aaa               1,470,100
            2,700,000  Miami, Cnty., Hosp. Fac. Rev. Bonds
                         (Upper Valley Med. Ctr.),
                         Ser. A, 6 3/8s, 5/15/26                                  Baa2              2,902,500
                       Montgomery Cnty., Hlth. Syst. Rev. Bonds
              280,000    Ser. B-1, 8.1s, 7/1/18                                   A2                  338,800
            1,720,000    Prerefunded, Ser. B-1, 8.1s, 7/1/18                      Aaa               2,186,550
              580,000  Montgomery Cnty., Hosp. Rev. Bonds
                         (Grandview Hosp. & Med Ctr.), 5.6s, 12/1/11              BBB                 595,950
            2,605,000  Mount Vernon, Hosp. Rev. Bonds
                         (Knox Cmnty. Hosp.), 7 7/8s, 6/1/12                      BBB+/P            2,674,736
            3,000,000  North Olmsted, G.O. Bonds, AMBAC, 6.2s,
                         12/1/11                                                  Aaa               3,450,000
              835,000  Northwestern, School Dist. Rev. Bonds
                         (Wayne & Ashland Cntys. School Impt.),
                         FGIC, 7.2s, 12/1/10                                      Aaa               1,038,531
                       OH State Air Qlty. Dev. Auth. Rev. Bonds
                         (Poll. Control)
            5,000,000    Ser. B, 6s, 8/1/20                                       Ba1               5,181,250
            2,500,000    Ser. A, 5.95s, 5/15/29                                   Baa2              2,587,500
                       OH State Econ. Dev. Rev. Bonds
            1,435,000    (Sponge, Inc.), Ser. 5-A, 8 3/8s, 6/1/14                 A-                1,516,953
              620,000    (Superior Forge & Steel Corp.),
                         Ser. 3, 7 5/8s, 6/1/11                                   A-                  682,000
            5,750,000  OH State Ed. Rev. Bonds, Ser. A-1, AMBAC,
                         5.85s, 12/1/19                                           Aaa               6,044,688
                       OH Hsg. Fin. Agcy. Mtge. Rev. Bonds
            6,160,000    Ser. 25, 8.05s, 3/1/29
                         (acquired 9/24/97, cost $6,881,610) (RES)                AAA               6,937,700
            3,000,000    Ser. A, GNMA Coll., 6.05s, 9/1/17                        AAA               3,195,000
            2,635,000  OH Hsg. Fin. Agcy. Rev. Bonds, Ser. B, GNMA,
                         5 5/8s, 9/1/17                                           AAA               2,697,581
                       OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
              500,000    Ser. C, GNMA Coll., 7.85s, 9/1/21                        AAA                 531,875
              285,000    Ser. 85-A, FGIC, zero %, 1/15/15                         Aaa                  55,931
                       OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
            5,250,000    Ser. G-2, GNMA Coll., 10.092s, 3/2/23                    Aaa               6,490,313
            5,164,000    Ser. A-2, GNMA Coll., 9.679s, 3/24/31                    Aaa               5,861,140
                       OH State Higher Ed. Fac. Rev. Bonds
                         (Case Western Reserve U.)
            4,500,000    6 1/4s, 10/1/18                                          Aa                5,293,125
            1,000,000    6s, 10/1/14                                              Aa                1,122,500
            1,800,000  OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                         8.65s, 6/1/11                                            Baa3              2,047,500
            3,350,000  OH State Poll. Control Rev. Bonds
                         (Standard Oil Co.), 6 3/4s, 12/1/15                      Aa2               4,116,313
            1,250,000  OH State Wtr. Dev. Auth. Poll. Control Fac. Rev.
                         Bonds (Cleveland Elec. Illuminating), 8s, 10/1/23        Ba1               1,293,750
                       OH State Wtr. Dev. Auth. Solid Waste Disp.
                         Rev. Bonds
            5,700,000    (North Star Broken Hill Steel), 6.45s, 9/1/20            A2                6,205,875
            2,500,000    (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20            BB-/P             2,537,500
            2,275,000  Orrville, Elec. Syst. Mtge. Rev. Bonds, Ser. A,
                         AMBAC, 7 1/2s, 12/1/10                                   Aaa               2,360,131
            1,000,000  Oxford, Wtr. Supply Syst. Mtge. Rev. Bonds,
                         AMBAC, 7 5/8s, 12/1/14                                   Aaa               1,039,090
                       Sandusky Cnty., Hosp. Fac., Rev. Bonds
                         (Memorial Hosp.)
              830,000    5.15s, 1/1/10                                            BBB-                811,325
              500,000    5.15s, 1/1/08                                            BBB-                498,750
              685,000    5.05s, 1/1/07                                            BBB-                680,719
            2,600,000  Southwest, Local School Dist. G.O. Bonds
                         (Hamilton Cnty.), AMBAC, 7.65s, 12/1/10                  Aaa               2,814,500
            2,260,000  Sprigboro Cmnty., City School Dist. G.O. Bonds,
                         AMBAC, 6s, 12/1/11                                       Aaa               2,553,800
            2,925,000  Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                         6.2s, 11/15/12 (SEG)                                     Aaa               3,393,000
            1,175,000  Toledo Waterworks Mtge. Rev. Bonds, AMBAC,
                         6.2s, 11/15/12                                           Aaa               1,363,000
            1,500,000  Toledo, G.O. Bonds (Macys), Ser. A, MBIA, 6.35s,
                         12/1/25                                                  Aaa               1,670,625
            3,200,000  Toledo-Lucas Cnty., Rev. Bond
                         (Lodging Tax-Convention Ctr.) MBIA, 5.7s,
                         10/1/15 (SEG)                                            Aaa               3,376,000
            1,100,000  Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                         (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                   Baa3              1,181,125
            1,000,000  Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                          FGIC, 7.05s, 12/1/11                                    Aaa               1,236,250
            1,200,000  Washington Cnty., Hlth. Care Fac. Rev. Bonds
                         (Glenwood Retirement Cmnty.), 6.35s, 10/1/27             BB-/P             1,219,500
                       Westerville, City School Dist. Rev. Bonds
                         (School Impt.)
            1,610,000    6 1/4s, 12/1/09                                          A+                1,855,525
            1,590,000    6 1/4s, 12/1/08                                          A+                1,822,538
            3,000,000  Woodridge, School Dist. Rev. Bonds, AMBAC,
                         6.8s, 12/1/14                                            Aaa               3,652,500
                       Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds
                         FHA Insd.
              220,000    7 3/8s, 10/1/21                                          Aaa                 282,150
              205,000    7 3/8s, 10/1/20                                          Aaa                 265,731
              185,000    7 3/8s, 10/1/19                                          Aaa                 237,031
              180,000    7 3/8s, 10/1/18                                          Aaa                 229,500
              160,000    7 3/8s, 10/1/17                                          Aaa                 204,400
              155,000    7 3/8s, 10/1/16                                          Aaa                 196,656
                                                                                               --------------
                                                                                                  218,360,232

Puerto Rico  (11.6%)
-------------------------------------------------------------------------------------------------------------
            2,500,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN,
                         3.8s, 12/1/15                                            VMIG1             2,500,000
                       Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
            1,000,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                             Aaa               1,167,500
            4,000,000    Ser. W, MBIA, 5 1/2s, 7/1/15                             Aaa               4,325,000
            1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN,
                         Ser. X, 3.75s, 7/1/99                                    VMIG1             1,000,000
            1,350,000  Cmnwlth. of PR, Hwy. Auth. Rev. Bonds,
                         Ser. Q, 7 3/4s, 7/1/16                                   AAA               1,479,935
            3,600,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20             AAA               3,942,000
            4,180,000  Cmnwlth of PR, Muni. Fin. Agcy. Rev. Bonds,
                         Ser. A, FSA, 6s, 7/1/11                                  Aaa               4,733,850
                       Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev.
                         Bonds, Ser. A
            1,100,000    AMBAC, 6 1/4s, 7/1/15                                    Aaa               1,284,250
            1,440,000    AMBAC, 6 1/4s, 7/1/12                                    Aaa               1,672,200
            3,875,000    6 1/4s, 7/1/11                                           Aaa               4,480,469
            1,400,000  Cmnwlth. of PR, Tel. Auth. IFB, MBIA,
                         6.915s, 1/16/15                                          Aaa               1,498,000
                                                                                               --------------
                                                                                                   28,083,204
-------------------------------------------------------------------------------------------------------------
                       Total Investments  (cost $233,075,250) (b)                              $  246,443,436
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $242,031,564.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $233,075,399, resulting in gross unrealized appreciation and depreciation of $13,896,566 and $528,529, respectively, or net unrealized appreciation of $13,368,037.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1998 was $6,937,700 or 2.9% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

               Health care     22.3%
               Housing         12.1
               Education       12.1

      The fund had the following insurance concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

               AMBAC           18.0%
               MBIA            16.7




--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                             Unrealized
                                             Aggregate Face   Expiration    Appreciation/
                                Total Value       Value          Date      (Depreciation)
--------------------------------------------------------------------------------------------
Muni Index (long)               $ 6,451,250    $ 6,272,063      Jun-98       $ 179,187
U.S. Treasury Bond (short)       23,856,875     23,609,813      Jun-98        (247,062)
--------------------------------------------------------------------------------------------
                                                                             $ (67,875)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $233,075,250) (Note 1)                                                $246,443,436
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,515,830
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            4,531,930
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      264,205
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              150,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            252,905,401

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 39,250
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       610,222
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          9,365,056
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  323,004
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                362,370
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   42,520
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 8,110
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,031
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      101,951
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       20,323
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        10,873,837
---------------------------------------------------------------------------------------------------
Net assets                                                                             $242,031,564

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $228,300,726
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                330,039
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       100,488
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               13,300,311
---------------------------------------------------------------------------------------------------
Total-- Representing net assets applicable to
capital shares outstanding                                                             $242,031,564

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($186,130,472 divided by 20,105,201 shares)                                                   $9.26
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.26)*                                        $9.72
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($53,688,760 divided by 5,806,910 shares)+                                                    $9.25
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,212,332 divided by 239,002 shares)                                                        $9.26
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.26)**                                       $9.57
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                            $14,306,123
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,426,828
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             316,177
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            9,581
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,288
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      370,515
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      433,719
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        7,642
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     16,401
--------------------------------------------------------------------------------------------------
Registration fees                                                                              655
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,979
--------------------------------------------------------------------------------------------------
Legal                                                                                       21,781
--------------------------------------------------------------------------------------------------
Postage                                                                                     15,541
--------------------------------------------------------------------------------------------------
Other                                                                                       10,807
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,664,914
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (56,513)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,608,401
--------------------------------------------------------------------------------------------------
Net investment income                                                                   11,697,722
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         3,416,481
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1))                                       (1,535,328)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   4,904,395
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,785,548
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $18,483,270
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                          Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 11,697,722       $ 11,849,465
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          1,881,153          1,845,011
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,904,395          4,190,338
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     18,483,270         17,884,814
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (9,347,168)        (9,691,029)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,242,174)        (2,018,939)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (72,254)           (32,971)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                              2,219,379         (1,934,629)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              9,041,053          4,207,246

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       232,990,511        228,783,265
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $330,039 and $210,370, respectively)                                         $242,031,564       $232,990,511
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.99            $8.76            $8.95            $8.80            $9.26
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47              .46              .48              .52              .53
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .27              .23             (.19)             .15             (.35)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .74              .69              .29              .67              .18
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.47)            (.46)            (.48)            (.51)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.01)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.46)            (.48)            (.52)            (.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.26            $8.99            $8.76            $8.95            $8.80
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.35             8.05             3.30             8.04             1.88
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $186,130         $185,030         $186,633         $193,176         $194,130
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .98              .98              .96              .93              .99
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.06             5.22             5.39             5.97             5.68
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              31.07            33.92            33.23            66.29            44.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 15, 1993+
operating performance                                                   Year ended May 31                           to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.98            $8.75            $8.94            $8.79            $9.37
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41              .41              .42              .46              .40
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .27              .22             (.19)             .16             (.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .68              .63              .23              .62             (.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.41)            (.40)            (.42)            (.46)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --             (.01)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.41)            (.40)            (.42)            (.47)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.25            $8.98            $8.75            $8.94            $8.79
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.65             7.35             2.63             7.39            (1.49)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $53,689          $47,050          $41,655          $32,847          $17,959
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.63             1.63             1.61             1.58             1.42*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.40             4.56             4.71             5.24             4.35*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              31.07            33.92            33.23            66.29            44.45
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       April 3, 1995+
operating performance                                                           Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.00            $8.76            $8.95            $8.76
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .43              .44              .45              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .27              .23             (.18)             .19
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .70              .67              .27              .27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.44)            (.43)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.44)            (.43)            (.46)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.26            $9.00            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.90             7.85             3.00             3.05*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $2,212             $911             $495               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.28             1.28             1.27              .20*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.76             4.87             4.85              .89*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               31.07            33.92            33.23            66.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
May 31,1998

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount, dividends payable and realized and unrealized gains and losses on certain future contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended May 31, 1998, the fund reclassified $83,543 to increase undistributed net investment income and $11,740 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $71,803. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% the next $5 billion, 0.340% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $56,513 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $370 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $26,000 and $82 from the sale of class A and class M shares, respectively and $105,570 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31,1998, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $75,262,365 and $73,518,026 , respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,819,091    $  16,761,794
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                        634,747        5,836,587
------------------------------------------------------------
                                  2,453,838       22,598,381

Shares
repurchased                      (2,920,272)     (26,871,144)
------------------------------------------------------------
Net decrease                       (466,434)   $  (4,272,763)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,198,774    $  10,700,758
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distribution                        689,750        6,142,339
------------------------------------------------------------
                                  1,888,524       16,843,097

Shares
repurchased                      (2,622,181)     (23,383,041)
------------------------------------------------------------
Net decrease                       (733,657)   $  (6,539,944)
------------------------------------------------------------

                                                   Year ended
                                                 May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,246,389       11,440,556
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       140,190        1,287,791
------------------------------------------------------------
                                  1,386,579       12,728,347

Shares
repurchased                        (817,447)      (7,507,988)
------------------------------------------------------------
Net increase                        569,132      $ 5,220,359
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,305,642      $11,620,146
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       131,755        1,171,868
------------------------------------------------------------
                                  1,437,397       12,792,014

Shares
repurchased                        (961,610)      (8,580,550)
------------------------------------------------------------
Net increase                        475,787      $ 4,211,464
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         141,914       $1,309,414
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,675           52,317
------------------------------------------------------------
                                    147,589        1,361,731

Shares
repurchased                          (9,784)         (89,948)
------------------------------------------------------------
Net increase                        137,805       $1,271,783
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          44,589         $393,371
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         2,895           25,792
------------------------------------------------------------
                                     47,484          419,163

Shares
repurchased                          (2,815)         (25,312)
------------------------------------------------------------
Net increase                         44,669         $393,851
------------------------------------------------------------

Federal tax information

(Unaudited)

The fund has designated 99.5% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $1,893,930 all of which is 20% capital gain, for its taxable year ended May 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President and Fund Manager

Blake E. Anderson
Vice President

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN053-43817  848/240/130     7/98